Table of Contents

      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review                                                 4
      Message from the Managers                                         5
      Financial Information:
         Portfolio of Investments                                       9
         Notes to Portfolio of Investments                             16
         Statement of Assets and Liabilities                           17
         Statement of Operations                                       18
         Statements of Changes in Net Assets                           19
         Notes to Financial Statements                                 20



Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

            USAA Investment Management Company
            Attn: Report Mail
            9800 Fredericksburg Road
            San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Growth and Tax Strategy Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1999, USAA. All rights reserved.











USAA Family of Funds Summary

         Fund                                             Minimum
       Type/Name                     Volatility          Investment*
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets(1)               Very high               $3,000
 First Start Growth                Moderate to high        $3,000
 Gold(1)                           Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International(1)                  Moderate to high        $3,000
 S&P 500 (Registered Trademark)
  Index(2)                         Moderate                $3,000
 Science & Technology(5)           Very high               $3,000
 World Growth(1)                   Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy(1)              Moderate                $3,000
 Cornerstone Strategy(1)           Moderate                $3,000
 Growth and Tax
  Strategy(3)                      Moderate                $3,000
 Growth Strategy(1)                Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA                              Low to moderate         $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term(3)                      Moderate                $3,000
 Intermediate-Term(3)              Low to moderate         $3,000
 Short-Term(3)                     Low                     $3,000
 State Bond Income(3)**            Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market(4)                   Very low                $3,000
 Tax Exempt
  Money Market(3),(4)              Very low                $3,000
 Treasury Money
  Market Trust(4)                  Very low                $3,000
 State Money Market(3),(4)**       Very low                $3,000

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) S&P 500 (Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4) An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

(5) This Fund may be more volatile than a fund that diversifies across many industries.

 * The InveStart (Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

** California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.










Message from the President

[Photograph of the President and Vice Chairman of the Board, Michael J. C. Roth, CFA, appears here.]


Since my last message to Investment Trust shareholders, the stock market has reminded us that intense emotions are part of the investment process. In August, the unraveling of markets around the world was downright scary. Huge daily drops, the rampage into treasury bonds while other income markets dried up, and the antics of huge hedge funds made for confusion and fear. At such times, it becomes very hard for people to remember the long-term plans they have made for their portfolios.

A scant three months later, stock markets have recouped losses and bond markets have settled down. August looks like a momentary aberration. With the retreat of fear, we are now seeing something the financial press has tagged "Internet stocks." These are various companies, going public for the first time, whose business is closely tied to Internet commerce. Some have soared to prices ten times their initial offering, even though they have little or no earnings and traditional analysts can detect little to support such lofty prices. In the 1600s, investors got the idea that tulip bulbs, which Dutch traders brought home on their voyages, were highly valuable and bid their prices to incredible levels. Those prices collapsed and the word "tulip" took on a special meaning for investment professionals. The tulip craze became a classic example of irrational investor behavior. When I watch the Internet IPOs, I think "Tulip."

This tells me that emotions can run both ways, from panic to euphoria, and make people forget their long-term investment plans. But, you need those plans most of all when the emotions are rampant. Trading in calm markets prepares you to avoid trading during raging markets.

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board





For more complete information about mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call for a prospectus. Read it carefully before investing.

Although none of the investments mentioned are guaranteed or insured, government bonds are backed by the full faith and credit of the U.S. Government. Common stocks are considered to have the most risk, followed by corporate bonds and government bonds. All of these vehicles are subject to tax. If held to maturity, bonds offer a fixed rate of return and fixed principal value. Return and principal value of an investment in stocks will fluctuate.

Past performance is no guarantee of future results.











Investment Review


USAA GROWTH AND TAX STRATEGY FUND

OBJECTIVE: A conservative balance between income, the majority of which is exempt from federal income tax, and the potential for long-term growth of capital to preserve purchasing power.
--------------------------------------------------------------------------------
                                           11/30/98              5/31/98
--------------------------------------------------------------------------------
  Net Assets                            $232.4 Million       $229.4 Million
  Net Asset Value Per Share                 $16.31               $16.31
--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS AND 30-DAY SEC YIELD* AS OF 11/30/98
--------------------------------------------------------------------------------
         5/31/98                             Since Inception     30-Day
      to 11/30/98(+)  1 Year     5 Years       on 1/11/89       SEC Yield
          2.61%        9.92%     11.25%          10.54%           2.61%
--------------------------------------------------------------------------------


* Calculated as prescribed by the Securities and Exchange Commission.

(+) Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.



---------------------------------
CUMULATIVE PERFORMANCE COMPARISON
---------------------------------

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Growth and Tax Strategy Fund to the Lehman Brothers Municipal Bond Index for the period of 1/11/89 through 11/30/98. The data points from the graph are as follows:

            USAA Growth & Tax       Lehman
              Strategy Fund          Index
              -------------         -------

01/11/89       $10,000              $10,000
05/31/89        10,742               10,444
11/30/89        11,484               10,911
05/31/90        11,568               11,209
11/30/90        11,582               11,751
05/31/91        12,599               12,338
11/30/91        12,880               12,957
05/31/92        13,622               13,551
11/30/92        13,981               14,258
05/31/93        15,196               15,173
11/30/93        15,850               15,838
05/31/94        15,759               15,548
11/30/94        15,571               15,005
05/31/95        17,451               16,964
11/30/95        18,852               17,842
05/31/96        20,000               17,739
11/30/96        21,599               18,891
05/31/97        22,841               19,211
11/30/97        24,576               20,249
05/31/98        26,326               21,014
11/30/98        27,014               21,821

Data since inception on 1/11/89 through 11/30/98

The graph illustrates how a $10,000 hypothetical investment in the USAA Growth and Tax Strategy Fund outperforms its benchmark, the Lehman Brothers Municipal Bond Index, an unmanaged benchmark of total return performance for the long-term investment grade tax-exempt bond market.









Message from the Managers


[A photograph of portfolio managers appears here: Kenneth E. Willmann, CFA (Tax-Exempt Bonds and Tax-Exempt Money Market Instruments), John W. Saunders, Jr., CFA (Allocation Manager) and Patrick O'Hare, CFA (Blue Chip Stocks).]


FUND OVERVIEW

We have completed a full year under our revised asset allocation strategy to improve tax efficiency of the USAA Growth and Tax Strategy Fund. The shift to longer maturity tax-exempt bonds has provided higher tax-exempt income. The transition to lower dividend, higher appreciation potential Blue Chip stocks is now complete, and we believe benefits from this change will begin to show in the future. Profitable stock sales required in this transition resulted in some long-term capital gains. Accordingly, a mandatory capital gains distribution, significantly higher than would normally be expected in this Fund, had to be made.

The Fund's investment categories were rebalanced within their respective ranges in November. On November 30, 1998, the end of this reporting period, portfolio mix as a percentage of net assets was 51.1% in tax-exempt bonds, 46.5% in Blue Chip stocks, and 4.6% in tax-exempt money market instruments.


TAX-EXEMPT BONDS

Interest Rates - Interest rates generally declined in the six months ended November 30, 1998. The graph below illustrates this well.


MUNICIPAL AND U.S. TREASURY BOND YIELDS
---------------------------------------

A chart in the form of a line graph appears here illustrating the yields of the the 30-year U.S. Treasury Bond and the Bond Buyer 40-Bond Index (BBI40) from 5/31/98 to 11/30/98.

              30-year           Bond Buyer
                U.S.              40-Bond
             Treasury          Index (BBI40)
             --------          -------------
05/31/98        5.80%                5.22%
06/15/98        5.57%                5.16%
06/30/98        5.63%                5.22%
07/15/98        5.71%                5.25%
07/31/98        5.71%                5.26%
08/14/98        5.54%                5.20%
08/31/98        5.27%                5.11%
09/15/98        5.26%                5.14%
09/30/98        4.98%                5.04%
10/15/98        4.97%                5.09%
10/30/98        5.16%                5.13%
11/16/98        5.29%                5.15%
11/30/98        5.06%                5.10%


Please note that the top line is the yield of the active 30-year U.S. Treasury Bond, or the "Long Bond" as it is known. This is generally considered the benchmark for long-term interest rates in the U.S. The bottom line in the graph represents the yield of the Bond Buyer 40-Bond Index (BBI40), which is the industry standard for the yield of long-term, investment-grade municipal bonds.

Besides the fact that both lines in the graph trend downward, the most striking observation is how different those trends are. In fact, for much of the month of October the yield in the BBI40 was actually higher than that on the "Long Bond." This is a very rare occurrence! Remember, the interest on most municipal bonds is free from federal income tax while interest from government and corporate bonds is taxable. The yield on taxable bonds is usually higher than that on tax-free bonds to compensate the investor for the taxes which will be owed.


CHANGING RELATIONSHIPS

Why do municipal bonds yield more than Treasury bonds? Let's begin by discussing what is going on with Treasury bonds.

While the U.S. economy is currently in good shape, many of the world's economies are not. You have probably heard of the economic collapses in Asia and Russia. It appears that Latin America may be poised to follow. These collapses have led to business failures, declining employment and wages, credit crunches, and deflation of prices. In short, many of the world's economies look a lot like the early 1930s in the U.S.

The economies of almost all countries in the world are increasingly intertwined by technology and the expansion of world trade. Many people believe that it's only a matter of time, and perhaps not much time, before the U.S. and Western Europe are dragged into this scenario. The Federal Reserve Board in the U.S., which has been the leader in the fight against inflation for years, has recently turned its attention to worries about recession. On September 29, 1998, it lowered short-term interest rates .25% to 5.25%, the first change in over a year. It lowered rates .25% again on October 15, 1998, and then repeated that action on November 17, 1998. The lowering of interest rates is thought to stimulate the economy. Many investors around the world, particularly those outside of this country, view U.S. Treasury securities as a very safe investment. Therefore, demand is very high for Treasury bonds as a haven against future economic turmoil and deflation brought on by severe recession. As a result, prices of these bonds soared, which in turn, caused yields to fall very rapidly.

Municipal bonds do not offer this "ultimate safety." They entail some default risk, though careful selection can reduce that risk. Municipal bonds are suffering from a high level of issuance of new bonds, as well. The lower level of interest rates is leading to much borrowing both to refinance older outstanding bonds and to finance new projects. Demand for new bonds has not kept pace with this large supply, causing the more restrained decline in yields on the BBI40.

In summary, the continued decline in inflation is lowering interest rates, while economic fear is driving people toward buying U.S. Treasury securities. Municipal bonds have also been affected by an oversupply of new issues.

All of the foregoing combine to make tax-free municipal bonds attractive investments, especially relative to other bonds. If the U.S. economy slows and inflation continues to fall, yields will continue to fall, and prices on existing bonds will rise.

BLUE CHIP STOCKS

Concerns that the turmoil overseas would cause the U.S. to go into a recession took a heavy toll on stocks during the summer. We took advantage of the downturn in the stock market to complete the transition to blue chip stocks. Selling near the market lows allowed us to minimize the realized capital gains. Simultaneously, we were purchasing blue chip stocks that we felt had better growth prospects in the coming years.

Since reaching lows on August 31, 1998, stocks rebounded sharply to set new highs. Leading the recovery were the sectors hardest hit in the sell-off, the financial and the technology sectors.

On September 1, 1998, the portfolio manager of the equity portion of the Fund changed. As a result of this change and completing the transition to blue chip growth stocks, a number of stocks were sold and replaced. We reduced the weightings in the basic materials, energy, healthcare, transportation, and communication services sectors. We increased the weightings in consumer staples, consumer cyclicals, and technology sectors. Stocks with high-dividend yields were generally replaced with lower-yielding stocks with greater appreciation potential. This may have a positive effect on the overall tax efficiency of the Fund by lowering taxable income distributions.






ASSET ALLOCATION
----------------

A pie chart is shown here depicting the Asset Allocation as of November 30, 1998 of the USAA Growth and Tax Strategy Fund to be:

Tax-Exempt Bonds - 51.1%*; Blue Chip Stocks - 46.5%*; and Tax-Exempt Money Market Instruments - 4.6%*.

* Percentages are of the Net Assets in the Portfolio and may or may not equal 100%.





--------------------------------------------------------------------------------
                              TAX-EXEMPT SECURITIES
                                 TOP 5 HOLDINGS
                               (% OF NET ASSETS)
--------------------------------------------------------------------------------
  Michigan - Detroit City School District, Series B                    3.0
  New York - Medical Care Facilities Finance Agency RB, Series 1995A   2.9
  Pennsylvania - Pittsburgh Water and Sewer Auth. RB, Series 1998B     2.9
  Illinois - Health Facilities Auth. RB, Series 1996                   2.6
  Michigan - Hospital Finance Auth. RB, Series 1996                    2.5
--------------------------------------------------------------------------------


---------------------------------
     BLUE CHIP STOCKS
      TOP 5 HOLDINGS
     (% OF NET ASSETS)
---------------------------------
  Microsoft                2.4
  Cisco Systems            2.2
  Bristol-Myers Squibb     1.9
  Intel                    1.9
  SBC Communications       1.8
---------------------------------



-------------------------------------
       TOP 10 INDUSTRIES
       (% OF NET ASSETS)
-------------------------------------
  Hospital                      11.1
  Nursing / CCRC                11.0
  Single Family Housing          7.9
  General Obligation Bonds       4.7
  Healthcare - Diversified       3.3
  Electronics - Semiconductors   3.1
  Escrowed Bonds                 3.0
  Chemicals                      2.9
  Special Assessment / Tax       2.9
  Water / Sewer Utility          2.9
-------------------------------------



Note: Income may be subject to federal, state or local taxes, or to the alternative minimum tax.

See page 9 for a complete listing of the Portfolio of Investments.












USAA GROWTH AND TAX STRATEGY FUND
PORTFOLIO OF INVESTMENTS

November 30, 1998
(Unaudited)
                                                                        Market
    Number                                                               Value
   of Shares                     Security                                (000)
--------------------------------------------------------------------------------


                            BLUE CHIP STOCKS (46.5%)

              Advertising/Marketing (0.4%)
     19,600   Omnicom Group, Inc.                                       $  1,047
--------------------------------------------------------------------------------
              Aerospace/Defense (0.8%)
     43,000   Boeing Co.                                                   1,747
--------------------------------------------------------------------------------
              Automobiles (0.9%)
     39,600   Ford Motor Co.                                               2,188
--------------------------------------------------------------------------------
              Auto Parts (0.4%)
     24,700   Lear Corp. *                                                   954
--------------------------------------------------------------------------------
              Banks - Major Regional (2.1%)
     24,700   Bank One Corp.                                               1,267
     13,800   Fleet Financial Group, Inc.                                    575
      9,000   Mellon Bank Corp.                                              567
     22,800   PNC Bank Corp.                                               1,176
     19,100   State Street Corp.                                           1,311
--------------------------------------------------------------------------------
                                                                           4,896
--------------------------------------------------------------------------------
              Banks - Money Center (0.5%)
     11,200   J. P. Morgan & Co., Inc.                                     1,197
--------------------------------------------------------------------------------
              Beverages - Alcoholic (0.5%)
     17,400   Anheuser-Busch Companies, Inc.                               1,055
--------------------------------------------------------------------------------
              Beverages - Nonalcoholic (1.7%)
     39,200   Coca-Cola Co.                                                2,746
     16,700   Coca-Cola Enterprises, Inc.                                    632
     15,700   PepsiCo, Inc.                                                  607
--------------------------------------------------------------------------------
                                                                           3,985
--------------------------------------------------------------------------------
              Broadcasting - Radio & TV (0.5%)
     37,400   CBS Corp. *                                                  1,115
--------------------------------------------------------------------------------
              Chemicals (2.9%)
     12,200   Dow Chemical Co.                                             1,188
     34,600   Du Pont (E. I.) De Nemours & Co.                             2,033
     80,000   Monsanto Co.                                                 3,625
--------------------------------------------------------------------------------
                                                                           6,846
--------------------------------------------------------------------------------
              Computer - Hardware (0.5%)
     17,500   Dell Computer Corp. *                                        1,064
--------------------------------------------------------------------------------
              Computer - Networking (2.2%)
     67,200   Cisco Systems, Inc. *                                        5,065
--------------------------------------------------------------------------------
              Computer Software & Service (2.4%)
     45,200   Microsoft Corp. *                                            5,514
--------------------------------------------------------------------------------
              Drugs (1.4%)
     21,400   Merck & Co., Inc.                                            3,314
--------------------------------------------------------------------------------
              Electrical Equipment (1.7%)
      8,200   Emerson Electric Co.                                           533
     38,200   General Electric Co.                                         3,457
--------------------------------------------------------------------------------
                                                                           3,990
--------------------------------------------------------------------------------
              Electronics - Semiconductors (3.1%)
     40,000   Intel Corp.                                                  4,305
     38,500   Texas Instruments, Inc.                                      2,940
--------------------------------------------------------------------------------
                                                                           7,245
--------------------------------------------------------------------------------
              Entertainment (0.4%)
      9,100   Time Warner, Inc.                                              962
--------------------------------------------------------------------------------
              Equipment - Semiconductors (1.0%)
     37,600   Applied Materials, Inc. *                                    1,457
     25,100   Teradyne, Inc. *                                               805
--------------------------------------------------------------------------------
                                                                           2,262
--------------------------------------------------------------------------------
              Finance - Diversified (3.1%)
     11,600   American Express Co.                                         1,161
     52,750   Citigroup, Inc.                                              2,647
     31,600   Fannie Mae                                                   2,299
     16,500   Morgan Stanley, Dean Witter, Discover & Co.                  1,151
--------------------------------------------------------------------------------
                                                                           7,258
--------------------------------------------------------------------------------
              Foods (1.3%)
     29,000   Nabisco Holdings Corp.                                       1,156
     35,700   Ralston Purina Group                                         1,243
      7,100   Unilever N.V. - New York Shares                                549
--------------------------------------------------------------------------------
                                                                           2,948
--------------------------------------------------------------------------------
              Healthcare - Diversified (3.3%)
     40,000   American Home Products Corp.                                 2,130
     36,800   Bristol-Myers Squibb Co.                                     4,510
     12,800   Johnson & Johnson, Inc.                                      1,040
--------------------------------------------------------------------------------
                                                                           7,680
--------------------------------------------------------------------------------
              Household Products (1.3%)
     14,200   Colgate-Palmolive Co.                                        1,216
     20,000   Procter & Gamble Co.                                         1,752
--------------------------------------------------------------------------------
                                                                           2,968
--------------------------------------------------------------------------------
              Housewares (0.4%)
     21,400   Newell Co.                                                     947
--------------------------------------------------------------------------------
              Insurance - Property/Casualty (1.4%)
     82,000   Allstate Corp.                                               3,342
--------------------------------------------------------------------------------
              Investment Banks / Brokerage (0.2%)
     13,000   Bear Stearns Cos., Inc.                                        546
--------------------------------------------------------------------------------
              Machinery - Diversified (0.5%)
     21,200   Caterpillar, Inc.                                            1,048
--------------------------------------------------------------------------------
              Manufacturing - Diversified Industries (0.9%)
     12,400   Minnesota Mining & Manufacturing Co.                           996
     10,300   United Technologies Corp.                                    1,104
--------------------------------------------------------------------------------
                                                                           2,100
--------------------------------------------------------------------------------
              Medical Products & Supplies (0.5%)
     17,100   Medtronic, Inc.                                              1,157
--------------------------------------------------------------------------------
              Oil - International Integrated (2.1%)
     30,000   Mobil Corp.                                                  2,586
     40,000   Texaco, Inc.                                                 2,302
--------------------------------------------------------------------------------
                                                                           4,888
--------------------------------------------------------------------------------
              Oil & Gas - Drilling/Equipment (1.1%)
     90,000   Halliburton Co.                                              2,644
--------------------------------------------------------------------------------
              Paper & Forest Products (0.2%)
     11,800   International Paper Co.                                        513
--------------------------------------------------------------------------------
              Retail - Building Supplies (0.4%)
     20,000   Home Depot, Inc.                                               995
--------------------------------------------------------------------------------
              Retail - General Merchandising (1.3%)
     25,700   Dayton Hudson Corp.                                          1,157
     24,300   Wal-Mart Stores, Inc.                                        1,830
--------------------------------------------------------------------------------
                                                                           2,987
--------------------------------------------------------------------------------
              Retail - Specialty Apparel (0.3%)
      8,300   Gap, Inc.                                                      611
--------------------------------------------------------------------------------
              Services - Commercial & Consumer (0.5%)
     28,200   Service Corp. International                                  1,054
--------------------------------------------------------------------------------
              Telecommunications - Long Distance (1.9%)
     21,300   MCI Worldcom, Inc. *                                         1,257
     43,000   Sprint Corp.                                                 3,128
--------------------------------------------------------------------------------
                                                                           4,385
--------------------------------------------------------------------------------
              Telephones (1.8%)
     86,500   SBC Communications Corp.                                     4,147
--------------------------------------------------------------------------------
              Tobacco (0.6%)
     23,200   Philip Morris Cos., Inc.                                     1,298
--------------------------------------------------------------------------------
              Total blue chip stocks (cost: $70,775)                     107,962
--------------------------------------------------------------------------------



  Principal
   Amount                                        Coupon
    (000)                                         Rate      Maturity
--------------------------------------------------------------------------------
                     TAX-EXEMPT SECURITIES (55.7%)
                        TAX-EXEMPT BONDS (51.1%)

            Alabama (2.1%)
$   4,700   Baldwin County Health Care Auth. RB,
             Series 1998                           5.75%    4/01/2027      4,774
            Arkansas (0.9%)
    2,000   Little Rock Capital Improvement. RB,
             Series 1998A                          5.80     1/01/2023      2,027
            Connecticut (1.1%)
    2,500   Development Auth. First Mortgage RB,
             Series 1997                           5.80     4/01/2021      2,589
            Hawaii (0.6%)
    1,500   Department of Budget & Finance RB,
             Series 1988                           5.50     7/01/2028      1,511
            Illinois (2.6%)
    5,500   Health Facilities Auth. RB,            6.38     1/01/2015      5,994
             Series 1996
            Indiana (3.3%)
    4,845   Fifth Avenue Housing Development Corp.
             MFH RB, Series 1993A                  7.25     7/01/2025      5,144
    2,500   LaPorte County Hospital Auth. RB       6.00     3/01/2023      2,609
            Louisiana (1.4%)
    3,080   Public Facilities Auth. SFM RB,
             Series 1997B                          5.75     8/01/2031      3,217
            Maine (2.3%)
    5,000   Housing Auth. SFH RB, Series 1994C-1   6.50    11/15/2011      5,364
            Massachusetts (2.2%)
    5,000   Industrial Finance Agency RB,
             Series 1997B (CRE)                    5.50     5/15/2027      5,122
            Michigan (7.3%)
    7,250   Detroit City School District,
             Series B (CRE) (1)                    4.75     5/01/2028      6,913
    4,000   Hospital Finance Auth. RB, Series 1996 6.25    10/01/2027      4,255
    5,460   Strategic Fund RB, Series 1997A        5.75     8/01/2019      5,763
            Missouri (1.3%)
    3,000   Health and Educational Facilities
             Auth. RB, Series 1997                 5.88     2/01/2023      3,135
            Montana (1.7%)
    3,600   Health Facilities Auth. RB,
             Series 1996                           6.38     6/01/2018      3,853
            New Jersey (1.7%)
    3,750   Economic Development Auth. RB,
             Series 1997A                          5.88    12/01/2026      3,896
            New York (2.9%)
    5,850   Medical Care Facilities Finance Agency
             RB, Series 1995A (c)                  6.85     2/15/2017      6,853
            Oklahoma (1.2%)
    2,695   Valley View Hospital Auth. RB, Series  6.00     8/15/2014      2,843
             1996
            Oregon (1.6%)
    3,420   Clackamas County Hospital Facility
             Auth. RB, Series 1997                 6.30    11/01/2021      3,632
            Pennsylvania (5.1%)
    4,785   Philadelphia Gas Works RB, 14th Series 6.38     7/01/2026      5,255
   31,755   Pittsburgh Water and Sewer Auth. RB,
             Series 1998B (CRE) (1), (b)           5.30     9/01/2029      6,668
            Puerto Rico (2.1%)
    5,000   Highway and Transportation Auth. RB,
             Series 1998A                          4.75     7/01/2038      4,814
            Rhode Island (2.4%)
    5,200   Housing and Mortgage Finance Corp.
             SFH RB, Series 15-A                   6.85    10/01/2024      5,616
            Texas (4.3%)
    3,410   Fort Worth Higher Education Finance
             Corp. RB, Series 1997A                6.00    10/01/2016      3,631
    2,100   North Central Health Facilities
             Development Corp. RB, Series 1996     6.30     2/15/2015      2,259
   30,270   Northwest Independent School District
             GO, Series 1997 (CRE) (2), (b)        6.38     8/15/2032      4,101
            Wisconsin (3.0%)
    3,000   Health and Educational Facilities Auth.
             RB, Series 1998                       5.75     7/01/2028      2,958
    3,845   Housing and Economic Development Auth.
             SFH RB, Series 1992A                  7.10     3/01/2023      4,104
--------------------------------------------------------------------------------
            Total tax-exempt bonds (cost: $111,003)                      118,900
                                                                        --------

                   TAX EXEMPT MONEY MARKET INSTRUMENTS (4.6%)

            California (0.3%)
      800   Statewide Communities Development
             Auth. COP, Series 1996 (CRE) (a)      3.20    6/01/2026         800
            Florida (0.3%)
      590   Manatee County PCRB, Series 1994 (a)   3.35    9/01/2024         590
            Georgia (1.3%)
    2,900   Burke County Development Auth. PCRB,
             Series 1997 (a)                       3.25    9/01/2026       2,900
            Michigan (0.1%)
      100   Jackson County Economic Development
             Corp. RB, Series 1997 (CRE) (a)       3.25    6/01/2027         100
            Mississippi (0.4%)
    1,000   Jackson County Port Facility RB,
             Series 1993 (a)                       3.30    6/01/2023       1,000
            New York (1.2%)
    2,725 St. Lawrence County IDA PCRB,
             Series 1985 (CRE) (a)                 3.30   12/01/2007       2,725
            Texas (0.7%)
    1,570   Port Arthur Navigation District IDC
             PCRB, Series 1985 (CRE) (a)           3.30    5/01/2003       1,570
            Virginia (0.4%)
      990   Alexandria Redevelopment and Housing
             Auth., Series 1996B (CRE) (a)         3.35   10/01/2006         990
--------------------------------------------------------------------------------

            Total tax-exempt money market instruments (cost: $10,675)     10,675
--------------------------------------------------------------------------------

            Total tax-exempt securities (cost: $121,678)                 129,575
--------------------------------------------------------------------------------
            Total investments (cost: $192,453)                        $  237,537
================================================================================










USAA GROWTH AND STRATEGY FUND
NOTES TO PORTFOLIO OF INVESTMENTS

November 30, 1998
(Unaudited)


GENERAL NOTES

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

PORTFOLIO DESCRIPTION ABBREVIATIONS

     COP   Certificate of Participation   SFM    Single-Family Mortgage
     GO    General Obligation             MFH    Multi-Family Housing
     IDA   Industrial Development         PCRB   Pollution Control Revenue Bond
             Authority/Agency             RB     Revenue Bond
     IDC   Industrial Development         SFH    Single-Family Housing
             Corporation

CRE - Credit Enhancement - adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high quality bank, insurance company, or other corporation, or a collateral trust. Typically, the rating agencies evaluate the security based upon the credit standing of the provider of the credit enhancement, rather than the credit standing of the issuer. If the securities are enhanced by a bond insurer, scheduled principal and interest payments are insured by one of the following:

     (1)    Financial Guaranty Insurance Co.
     (2)    Texas Permanent School Fund


SPECIFIC NOTES

(a) Variable rate demand notes (VRDN) - provide the right, on any business day, to sell the security at face value on either that day or in seven days. The interest rate is adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. In bond funds, the effective maturity is the next date the holder may sell the security back to the issuer. Most VRDNs possess a credit enhancement.

(b) Zero coupon security - the rate represents the effective yield at date of purchase. These securities represented 4.5% of the Fund's net assets.

(c) Prerefunded to various dates prior to maturity at the call price.

See accompanying notes to financial statements.



USAA GROWTH AND TAX STRATEGY FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

November 30, 1998
 (Unaudited)



ASSETS

  Investments in securities, at market value (identified
    cost of $192,453)                                                  $237,537
  Cash                                                                       55
  Receivables:
     Capital shares sold                                                     39
     Dividends and interest                                               1,896
                                                                      ----------
         Total assets                                                   239,527
                                                                      ----------

LIABILITIES

   Securities purchased                                                   6,915
   Capital shares redeemed                                                   54
   USAA Investment Management Company                                        94
   USAA Transfer Agency Company                                              23
   Accounts payable and accrued expenses                                     24
                                                                       ---------
         Total liabilities                                                7,110
                                                                       ---------
            Net assets applicable to capital shares outstanding        $232,417
                                                                       =========

REPRESENTED BY:

   Paid-in capital                                                     $177,108
   Accumulated undistributed net investment income                        1,194
   Accumulated net realized gain on investments                           9,031
   Net unrealized appreciation of investments                            45,084
                                                                       ---------
            Net assets applicable to capital shares outstanding        $232,417
                                                                       =========

   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                       14,251
                                                                       =========
   Net asset value, redemption price, and offering price per share     $  16.31
                                                                       =========

See accompanying notes to financial statements.










USAA GROWTH AND TAX STRATEGY FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended November 30, 1998
(Unaudited)



Net investment income:
   Income:
      Dividends                                                          $  909
      Interest                                                            3,371
                                                                         -------
         Total income                                                     4,280
                                                                         -------
   Expenses:
      Management fees                                                       566
      Transfer agent's fees                                                 134
      Custodian's fees                                                       36
      Postage                                                                 6
      Shareholder reporting fees                                              6
      Trustees' fees                                                          2
      Registration fees                                                      23
      Professional fees                                                      13
      Other                                                                   3
                                                                         -------
         Total expenses                                                     789
                                                                         -------
            Net investment income                                         3,491
                                                                         -------
Net realized and unrealized gain on investments:
   Net realized gain on investments                                       9,031
   Change in net unrealized appreciation/depreciation of investments     (6,704)
                                                                         -------
            Net realized and unrealized gain                              2,327
                                                                         -------
Increase in net assets resulting from operations                         $5,818
                                                                         =======


See accompanying notes to financial statements.











USAA GROWTH AND TAX STRATEGY FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended November 30, 1998
and Year ended May 31, 1998
(Unaudited)

                                                        11/30/98        5/31/98
                                                       -------------------------

From operations:
   Net investment income                               $  3,491        $  6,749
   Net realized gain on investments                       9,031           4,261
   Change in net unrealized appreciation/depreciation
      of investments                                     (6,704)         18,173
                                                       -------------------------
      Increase in net assets resulting from operations    5,818          29,183
                                                       -------------------------
Distributions to shareholders from:
   Net investment income                                 (3,535)         (6,690)
                                                       -------------------------
   Net realized gains                                    (2,367)         (6,834)
                                                       -------------------------

From capital share transactions:
   Proceeds from shares sold                             12,735          37,106
   Shares issued for dividends reinvested                 5,405          12,448
   Cost of shares redeemed                              (15,043)        (21,313)
                                                       -------------------------
      Increase in net assets from capital share
        transactions                                      3,097          28,241
                                                       -------------------------

Net increase in net assets                                3,013          43,900
Net assets:
   Beginning of period                                  229,404         185,504
                                                       -------------------------
   End of period                                       $232,417        $229,404
                                                       =========================
Undistributed net investment income included in
  net assets:
   End of period                                       $  1,194        $  1,238
                                                       =========================
Change in shares outstanding:
   Shares sold                                              801           2,363
   Shares issued for dividends reinvested                   336             807
   Shares redeemed                                         (952)         (1,355)
                                                       -------------------------
      Increase in shares outstanding                        185           1,815
                                                       =========================



See accompanying notes to financial statements.











USAA GROWTH AND TAX STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS

November 30, 1998
(Unaudited)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this semiannual report pertains only to the USAA Growth and Tax Strategy Fund (the Fund). The Fund's investment objective is to seek a conservative balance between income, the majority of which is exempt from federal income tax, and the potential for long-term growth of capital to preserve purchasing power.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Other debt and government securities are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

5. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by USAA Investment Management Company (the Manager) under the general supervision of the Board of Trustees.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Discounts and premiums on short-term taxable debt securities, original issue discounts on all securities, and premiums on long-term tax exempt securities are amortized over the life of the respective securities. Amortization of market discounts on long-term debt securities is recognized as interest income upon disposition of the security to the extent there is a gain on disposition.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT

The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, the Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets at NationsBank's borrowing rate plus a markup. The Fund had no borrowings under either of these agreements during the six-month period ended November 30, 1998.


(3) DISTRIBUTIONS

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.


(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended November 30, 1998 were $80.9 million and $83.7 million, respectively.

Gross unrealized appreciation and depreciation of investments at November 30, 1998 was $45.1 million and $29,000 respectively.


(5) TRANSACTIONS WITH MANAGER

A. Management fees - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at .50% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses. Effective January 1, 1999, the annual charge will be $28.50.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

D. Brokerage services - USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the six-month period ended November 30, 1998 was $21,000.


(6) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.


(7) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                          Six-month                                         Eight-month
                         Period Ended                                      Period Ended
                         November 30,              Year Ended May 31,         May 31,
                         ---------------------------------------------------------------------------
                              1998          1998       1997       1996          1995       1994
                         ---------------------------------------------------------------------------

Net asset value
   at beginning
   of period              $  16.31      $   5.14    $  14.11    $  12.82      $  12.32   $  13.00
Net investment
   income                      .25           .50         .52         .51           .49        .29
Net realized and
   unrealized
   gain (loss)                 .17          1.72        1.39        1.32           .76       (.27)
Distributions from net
   investment income          (.25)         (.51)       (.52)       (.51)         (.48)      (.33)
Distributions of realized
   capital gains              (.17)         (.54)       (.36)       (.03)         (.27)      (.37)
                         ---------------------------------------------------------------------------
Net asset value at
   end of period          $  16.31      $  16.31    $  15.14    $  14.11      $  12.82   $  12.32
                         ===========================================================================
Total return (%) *            2.61         15.26       14.21       14.61         10.73        .13
Net assets at end
   of period (000)        $232,417      $229,404    $185,504    $160,390      $134,538   $128,077
Ratio of expenses
   to average
   net assets (%)              .70(a)        .71         .74         .82           .80        .84(a)
Ratio of net investment
   income to average
   net   assets (%)           3.09(a)       3.22        3.66        3.79          4.02       3.56(a)
Portfolio turnover(%)        36.56         65.58(b)   194.21(b)   202.55(b)     265.52(b)  171.35(b)



 *  Assumes reinvestment of all dividend income distributions during the period.

(a)Annualized. The ratio is not necessarily indicative of 12 months of operations.

(b)At times, before the current period, the Fund has simultaneously purchased and sold the same securities. These transactions sometimes were high in volume and were dissimilar to other trade activity within the Fund. If these transactions were excluded from the calculation, the portfolio turnover rate would have been:


                    Six-month                                       Eight-month
                   Period Ended                                    Period Ended
                   November 30,          Year Ended May 31,           May 31,
                   -------------------------------------------------------------
                       1998     1998     1997      1996      1995      1994
                   -------------------------------------------------------------
Portfolio turnover (%) N/A     31.58     52.97     61.98    131.28     93.56
Purchases and sales
of this type are
as follows:
Purchases (000)        N/A   $68,958  $220,402  $192,239  $234,367   $98,639
Sales (000)            N/A   $69,044  $220,683  $192,490  $234,669   $98,761








TRUSTEES
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 7:30 a.m. to 8:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

For Additional Information On Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund TouchLine(Registered Trademark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777